Lincoln Financial Group
March 31, 2010
General Account Supplement

This document is dated April 28, 2010. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available-For-Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 3/31/2010					As of 12/31/2009
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	$8,471	$334	$(201)	$8,604	13.6%	$8,260	$248	$(341)	$8,167	13.3%
Basic Industry	2,291	141	(43)	2,389	3.8%	2,304	116	(57)	2,363	3.9%
Capital Goods	3,172	173	(32)	3,313	5.2%	2,995	149	(26)	3,118	5.1%
Communications	2,701	204	(40)	2,865	4.5%	2,817	200	(51)	2,966	4.9%
Consumer Cyclical	2,533	152	(56)	2,629	4.1%	2,589	141	(66)	2,664	4.4%
Consumer Non-Cyclical	6,137	411	(16)	6,532	10.3%	5,568	380	(16)	5,932	9.8%
Energy	4,327	331	(12)	4,646	7.3%	4,251	290	(22)	4,519	7.4%
Technology	1,192	83	(3)	1,272	2.0%	1,121	76	(4)	1,193	2.0%
Transportation	1,183	77	(9)	1,251	2.0%	1,224	85	(15)	1,294	2.1%
Industrial Other	697	44	(7)	734	1.2%	709	35	(11)	733	1.2%
Utilities	9,221	494	(54)	9,661	15.2%	8,941	415	(81)	9,275	15.2%
ABS
CDO / CLN [1]	130	14	(14)	130	0.2%	735	11	(296)	450	0.7%
CRE CDO	53	-	(22)	31	0.0%	54	-	(24)	30	0.0%
Credit Card [1]	831	25	(7)	849	1.3%	265	9	(9)	265	0.4%
Home Equity	1,062	2	(356)	708	1.1%	1,099	1	(428)	672	1.1%
Manufactured Housing	119	1	(7)	113	0.2%	122	1	(11)	112	0.2%
Auto Loan	218	5	-	223	0.4%	220	5	-	225	0.4%
Other	221	17	(3)	235	0.4%	230	12	(3)	239	0.4%
CMBS
Non-Agency Backed	2,374	79	(318)	2,135	3.4%	2,436	49	(354)	2,131	3.5%
CMOs
Agency Backed	4,276	287	(2)	4,561	7.2%	4,494	252	(23)	4,723	7.8%
Non-Agency Backed	1,812	8	(411)	1,409	2.2%	1,697	5	(454)	1,248	2.1%
Pass Thrus
Agency Backed	3,163	71	(10)	3,224	5.1%	2,912	64	(14)	2,962	4.9%
Non-Agency Backed	66	-	(6)	60	0.1%	69	-	(8)	61	0.1%
Municipals
Taxable	2,104	29	(28)	2,105	3.3%	1,900	13	(53)	1,860	3.1%
Tax-Exempt	18	-	-	18	0.0%	35	-	-	35	0.1%
Government/Gov Agencies
United States	1,106	92	(10)	1,188	1.9%	963	85	(14)	1,034	1.7%
Foreign	1,327	60	(29)	1,358	2.1%	1,345	53	(39)	1,359	2.2%
Preferred Stock Redeemable & Hybrids	1,351	38	(172)	1,217	1.9%	1,402	36	(250)	1,188	2.0%
AFS - Fixed Maturities	62,156	3,172	(1,868)	63,460	100.0%	60,757	2,731	(2,670)	60,818	100.0%
AFS - Equities	377	29	(96)	310		382	21	(125)	278
Total AFS Securities	62,533	3,201	(1,964)	63,770		61,139	2,752	(2,795)	61,096
Trading Securities [2]	2,351	244	(63)	2,532		2,342	243	(80)	2,505
Total AFS & Trading Securities	$64,884	$3,445	$(2,027)	$66,302		$63,481	$2,995	$(2,875)	$63,601

[1]
Includes amortized cost of $566 million ABS Credit Card assets that were reclassed from the ABS CDO/CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010. For additional information, please see the Notes to the Consolidated Financial Statements - Note 2 "Consolidation Topic" and Note 4 "Variable Interest Entities."

[2]	The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 03/31/2010
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
RMBS	$9,254	$9,317	$7,785	$7,439	$989	$1,246	$480	$632	$-	$-
ABS	708	1,062	-	-	-	-	265	382	443	680
Total	$9,962	$10,379	$7,785	$7,439	$989	$1,246	$745	$1,014	$443	$680

Rating
AAA	$8,470	$8,184	$7,768	$7,423	$332	$347	$163	$182	$207	$232
AA	192	239	-	-	45	58	123	150	24	31
A	137	177	17	16	35	41	45	57	40	63
BBB	54	80	-	-	34	43	9	20	11	17
BB and below	1,109	1,699	-	-	543	757	405	605	161	337
Total	$9,962	$10,379	$7,785	$7,439	$989	$1,246	$745	$1,014	$443	$680

Origination Year
2004 and prior	$3,606	$3,609	$2,749	$2,582	$349	$387	$285	$345	$223	$295
2005	1,445	1,617	885	839	183	246	217	289	160	243
2006	727	926	312	294	159	195	198	299	58	138
2007	1,592	1,655	1,249	1,156	298	418	45	81	-	-
2008	343	322	343	322	-	-	-	-	-	-
2009	1,531	1,531	1,529	1,527	-	-	-	-	2	4
2010	718	719	718	719	-	-	-	-	-	-
Total	$9,962	$10,379	$7,785	$7,439	$989	$1,246	$745	$1,014	$443	$680

Note:
This table does not include the fair value of trading securities totaling $242 million which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $242 million in trading securities consisted of $213 million prime, $16 million Alt-A, and $13 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 03/31/2010
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$3,098	$2,969	$3,042	$2,891	$27	$35	$26	$26	$1	$3	$2	$14
2005	1,068	1,085	894	849	14	18	20	23	28	31	112	164
2006	471	489	325	306	4	5	-	-	5	9	137	169
2007	1,547	1,574	1,249	1,156	-	-	6	8	-	-	292	410
2008	343	322	343	322	-	-	-	-	-	-	-	-
2009	1,529	1,527	1,529	1,527	-	-	-	-	-	-	-	-
2010	718	719	718	719	-	-	-	-	-	-	-	-
Total	$8,774	$8,685	$8,100	$7,770	$45	$58	$52	$57	$34	$43	$543	$757

Alt-A

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$285	$345	$130	$141	$87	$106	$43	$55	$9	$20	$16	$23
2005	217	289	22	30	10	13	2	2	-	-	183	244
2006	198	299	11	11	26	31	-	-	-	-	161	257
2007	45	81	-	-	-	-	-	-	-	-	45	81
Total	$745	$1,014	$163	$182	$123	$150	$45	$57	$9	$20	$405	$605

Subprime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$223	$295	$151	$165	$24	$31	$8	$16	$2	$7	$38	$76
2005	160	243	56	67	-	-	32	47	9	10	63	119
2006	58	138	-	-	-	-	-	-	-	-	58	138
2009	2	4	-	-	-	-	-	-	-	-	2	4
Total	$443	$680	$207	$232	$24	$31	$40	$63	$11	$17	$161	$337

Lincoln Financial Group
AFS - ABS - Consumer Loan
As of 03/31/2010
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$1,045	$1,023	$822	$805	$223	$218
A	9	10	9	10	-	-
BBB	17	16	17	16	-	-
Total	$1,071	$1,049	$848	$831	$223	$218

[1]
Includes amortized cost of $566 million ABS Credit Card assets that were reclassed from the ABS CDO/CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010. For additional information, please see the Notes to the Consolidated Financial Statements - Note 2 "Consolidation Topic" and Note 4 "Variable Interest Entities".

Note:
This table does not include the fair value of trading securities totaling $2 million which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $2 million in trading securities were credit card securities.

Lincoln Financial Group
AFS - CMBS
As of 03/31/2010
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	$2,135	$2,374	$2,062	$2,253	$73	$121	$-	$-
CRE CDOs	31	53	-	-	-	-	31	53
Total	$2,166	$2,427	$2,062	$2,253	$73	$121	$31	$53

Rating
AAA	$1,523	$1,462	$1,477	$1,411	$36	$36	$10	$15
AA	294	316	287	306	7	10	-	-
A	132	178	104	131	10	13	18	34
BBB	114	167	108	157	3	6	3	4
BB and below	103	304	86	248	17	56	-	-
Total	$2,166	$2,427	$2,062	$2,253	$73	$121	$31	$53

Origination Year
2004 and prior	$1,455	$1,515	$1,392	$1,447	$50	$53	$13	$15
2005	402	481	370	406	22	60	10	15
2006	167	261	158	230	1	8	8	23
2007	142	170	142	170	-	-	-	-
Total	$2,166	$2,427	$2,062	$2,253	$73	$121	$31	$53

Note:
This table does not include the fair value of trading securities totaling $81 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $81 million in trading securities consisted of $78 million CMBS and $3 million CRE CDOs.

Lincoln Financial Group
AFS - CMBS
As of 03/31/2010
Amounts in Millions

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$1,455	$1,515	$1,044	$1,011	$246	$266	$96	$112	$16	$26	$53	$100
2005	402	481	327	314	18	20	4	6	28	44	25	97
2006	167	261	79	74	21	20	15	29	44	72	8	66
2007	142	170	73	63	9	10	17	31	26	25	17	41
Total	$2,166	$2,427	$1,523	$1,462	$294	$316	$132	$178	$114	$167	$103	$304

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 03/31/2010
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amount	%	State	Amount	%
Office Building	$2,394	34.1%	CA	$1,453	20.8%
Industrial	1,868	26.6%	TX	606	8.6%
Retail	1,660	23.7%	MD	423	6.0%
Apartment	659	9.4%	FL	317	4.5%
Hotel/Motel	204	2.9%	VA	315	4.5%
Mixed Use	132	1.9%	TN	305	4.3%
Other Commercial	96	1.4%	AZ	298	4.2%
Total	$7,013	100.0%	WA	284	4.0%
			NC	256	3.7%
			GA	238	3.4%
			IL	238	3.4%
Geographic Region	Amount	%	PA	205	2.9%
Pacific	$1,842	26.3%	NV	203	2.9%
South Atlantic	1,688	24.1%	OH	189	2.7%
Mountain	699	10.0%	IN	159	2.3%
East North Central	675	9.6%	MN	151	2.2%
West South Central	641	9.1%	NJ	140	2.0%
Middle Atlantic	472	6.7%	NY	127	1.8%
East South Central	433	6.2%	SC	124	1.8%
West North Central	388	5.5%	MA	121	1.7%
New England	175	2.5%	Below 2%	861	12.3%
Total	$7,013	100.0%	Total	$7,013	100.0%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 03/31/2010
Amounts in Millions

	Direct	Insured	Total	Total	Total	Total
Monoline Name	Exposure [1]	Bonds [2]	Amortized Cost	Unrealized Gain	Unrealized (Loss) and OTTI	Fair Value
AMBAC	$-	$250	$250	$2	$(66)	$186
ASSURED GUARANTY LTD	30	-	30	-	(10)	20
FGIC	-	87	87	-	(29)	58
FSA	-	60	60	-	(3)	57
MBIA	12	150	162	11	(19)	154
MGIC	11	6	17	-	(2)	15
PMI GROUP INC	27	-	27	-	(14)	13
RADIAN GROUP INC	19	-	19	-	(4)	15
XL CAPITAL LTD	72	63	135	3	(14)	124
Total	$171	$616	$787	$16	$(161)	$642

Additional direct exposure through Credit Default Swaps with a notional totaling $84 million is excluded from this table.
[1]
[2]	Additional indirect insured exposure through structured securities is excluded from this table. See "Credit-Linked Notes (CLN)" disclosure starting on page 191 of the 2009 Form 10-K.

Note:
This table does not include the fair value of trading securities totaling $30 million which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $30 million in trading securities consisted of $10 million of Direct Exposure and $20 million of Insured Exposure. This table also excludes insured exposure totaling $12 million for a guaranteed investment tax credit partnership.